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                               UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

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                                  FORM 8-K
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                               CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF
                    THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of Earliest Event Reported): April 24, 2006

                            --------------------

                        IMPSAT FIBER NETWORKS, INC.
           (Exact name of registrant as specified in its charter)

                           ----------------------

             DELAWARE              000-29085            52-1910372
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   (State or other jurisdiction   (Commission         (IRS Employer
         of incorporation)        File Number)     Identification No.)




                      ELVIRA RAWSON DE DELLEPIANE 150
                              PISO 8, C1107BCA
                          BUENOS AIRES, ARGENTINA
                  (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

    Registrant's telephone number, including area code: (5411) 5170-0000



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 8.01     OTHER EVENTS

     On April 24, 2006, IMPSAT Fiber Networks, Inc. issued a press release regarding the Company's exploration of a range of strategic alternatives to enhance shareholder value, including a possible sale of the Company, and the retention of Goldman, Sachs & Co. as financial advisor to assist in this process. A copy of this press release is attached hereto as Exhibit
99.1 to this Form 8-K and is incorporated herein by reference.


ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits.

     The following is furnished as an Exhibit to this report:

     99.1      Press Release of IMPSAT Fiber Networks, Inc., dated April
               24, 2006.


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                                 SIGNATURE

   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    IMPSAT Fiber Networks, Inc.

Dated: April 24, 2006               By: /s/ Hector Alonso
                                       ----------------------------
                                       Name: Hector Alonso
                                       Title: Chief Financial
                                       Officer








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                               EXHIBIT INDEX

EXHIBIT NO.  DESCRIPTION
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99.1         Press Release of IMPSAT Fiber Networks, Inc., dated April
             24, 2006.